SUPPLEMENT DATED FEBRUARY 27, 2015

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND –

SHORT DURATION BOND PORTFOLIO CLASS I AND P SHARES DATED MAY 1, 2014

This supplement revises the Short Duration Bond Portfolio Class I and P Shares summary prospectus dated May 1, 2014 (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

The Management subsection is deleted and replaced with the following:

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – T. Rowe Price Associates, Inc. The primary persons responsible for the day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience With Fund
Edward A. Weise, CFA, Vice President	Since 2011
Michael F. Reinartz, CFA, Vice President	Since 2015